                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                  FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 19, 1999
                                                 -----------------

                               WORLDWATER CORP.
               --------------------------------------------------
               (Exact Name of Registrant as specified in charter)



         Nevada                     0-16936                33-0123045
-------------------------         ------------         -------------------
(State or other jurisdic-         (Commission            (IRS Employer
 tion of incorporation)           File Number)         Identification No.)


Pennington Business Park, 55 Rt. 31 South, Pennington, NJ         08534
---------------------------------------------------------       ---------
  (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   609-818-0700
                                                   ----------------

                             N/A
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(Former name or former address, if changed since last report.)
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Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

(a) Previous independent accountants

(i) On December 18, 1998, WorldWater Corp. dismissed Withum, Smith & Brown as its independent accountants.

(i) The reports of Withum, Smith & Brown on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified but were modified for a going concern uncertainty.

(ii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

(iii) In connection with its audits for the two most recent fiscal years and through December 18, 1998, there have been no disagreements with Withum, Smith & Brown on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Withum, Smith & Brown would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) During the two most recent fiscal years and through December 18, 1998, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(v) The Registrant has requested that Withum, Smith & Brown furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of their February 17, 1999 letter attached, agrees with the above statements.

(vi) The Registrant engaged DeAngelis & Higgins, LLC as its new independent accountants as of December 18, 1998. During the two most recent fiscal years and through December 18, 1998, the Registrant has not consulted with DeAngelis & Higgins, LLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, and the related instructions as to Items 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.





















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                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WorldWater Corp.

                                         By:  QUENTIN T. KELLY
                                            --------------------
                                              Quentin T. Kelly
                                              Chairman and CEO


Date: February 19, 1999










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                     [WITHUM, SMITH & BROWN - Letterhead]

                          A Professional Corporation
                  Certified Public Accountants & Consultants




February 17, 1999


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Ladies and Gentlemen

                            RE:  WorldWater Corp.

We have read Item 4 of WorldWater Corp.'s Form 8-K dated December 18, 1998 and are in agreement with the statements contained in paragraph 4 (a) therein.

Very truly yours,

/s/ WITHUM, SMITH & BROWN

WITHUM, SMITH & BROWN